Rule 497(e)
File Nos. 333-144503 and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated March 1, 2010
To the Prospectus dated May 1, 2009

On April 30, 2010, the Federated Kaufmann Fund II will be closed to new owners.

Accordingly, the reference to the Federated Kaufmann Fund II on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Federated Kaufmann Fund II (Primary Shares) seeks capital appreciation by investing primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the Fund’s net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer’s security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States.  The Adviser’s and Sub-Adviser’s process for selecting securities is bottom-up and growth-oriented.  Effective April 30, 2010, the Division investing in this Fund was closed to new Owners; however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Sub-Advised by Federated Global Investment Management Corp.
Advised by Federated Equity Management Company of Pennsylvania.

This Supplement must be accompanied by, or read in conjunction with, the
Prospectus dated May 1, 2009.  Please keep this Supplement for future reference.